   As filed with the Securities and Exchange Commission on September 7, 2001

                                                REGISTRATION NO. 333-59224
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                         POST-EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                               -------------------

                       PLAINS ALL AMERICAN PIPELINE, L.P.
             (Exact name of registrant as specified in its charter)

              DELAWARE                                     76-0582150

    (State or other jurisdiction of                     (I.R.S. Employer
    incorporation or organization)                     Identification No.)

                               -------------------

                           333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100

    (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                  OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                               -------------------

                                    TIM MOORE
                                 VICE PRESIDENT
                           333 CLAY STREET, SUITE 2900
                              HOUSTON, TEXAS 77002
                                 (713) 646-4100

            (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                               -------------------

                                    Copy to:

                             VINSON & ELKINS L.L.P.
                                   1001 FANNIN
                              HOUSTON, TEXAS 77002
                                 (713) 758-2222
                              ATTN: DAVID P. OELMAN

                               -------------------





         This post-effective amendment is being filed for the purpose of removing from registration all of the remaining $21,667,465 of securities that have not been sold pursuant to Registration Statement No. 333-59224.

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on September 7, 2001.

                                     PLAINS ALL AMERICAN PIPELINE, L.P.

                                     By:    Plains AAP, L.P.,
                                            its general partner

                                     By:    Plains All American GP LLC,
                                            its general partner

                                     By:    ________________*___________________
                                            Name:  Greg L. Armstrong
                                            Title: Chairman of the Board and
                                            Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed below by the following persons on September 7, 2001 in the capacities indicated below.

PLAINS ALL AMERICAN GP LLC, AS THE GENERAL PARTNER OF PLAINS AAP, L.P, AS THE GENERAL PARTNER OF PLAINS ALL AMERICAN PIPELINE, L.P.


               SIGNATURE                                   TITLE
               ---------                                   -----

   _________________*________________              Chairman of the Board,
           Greg L. Armstrong               Chief Executive Officer and Director
                                               (Principal Executive Officer)

   _________________*________________            Executive Vice President
            Phillip D. Kramer                    Chief Financial Officer
                                                (Principal Financial and
                                                   Accounting Officer)

   _________________*________________                   Director
             Everardo Goyanes

   _________________*________________                   Director
             Arthur L. Smith

   _________________*________________                   Director
            Robert V. Sinnott

   _________________*________________                   Director
            Gary R. Petersen

   _________________*________________                   Director
             J. Taft Symonds

   _________________*________________                   Director
             John T. Raymond

*By:          /s/ Tim Moore
    ---------------------------------
         Tim Moore
         Attorney-in-Fact